Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Visualant, Incorporated (the “Company”) for the year ended September 30, 2009 as filed with the Securities and Exchange Commission, Ronald P. Erickson, Chief Executive Officer, President and Director of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Annual Report fairly represents, in all material respects, the financial condition and results of operation of the Company.

Dated: January 13, 2010	By:	/s/ Ronald P. Erickson
Ronald P. Erickson
Chief Executive Officer, President and Director

 A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.